UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Citius Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V73961 - S13896 You invested in CITIUS PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2025. Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. CITIUS PHARMACEUTICALS, INC. 11 COMMERCE DRIVE, 1ST FLOOR CRANFORD, NJ 07016 CITIUS PHARMACEUTICALS, INC. 2025 Special Meeting Vote by June 8, 2025 11:59 PM ET Vote in Person at the Meeting* June 9, 2025 8:00 AM EST Company’s Headquarters 11 Commerce Drive, First Floor Cranford, New Jersey 07016

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V73962 - S13896 For 1. To approve an amendment to our Articles of Incorporation to increase the authorized number of shares from 26,000,000 to 260,000,000 and the authorized number of common shares from 16,000,000 to 250,000,000. For 2 . To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies, if there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve Proposal 1 presented at the Special Meeting . NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends